UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2010
Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 329-6800
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On July 26, 2010, Luby's, Inc. (the "Company"), entered into a Second Amendment dated as of July 26, 2010 (the "Amendment") to the Credit Agreement dated as of November 9, 2009 (as amended to date, the "Credit Agreement") among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent.  The material provisions of the Amendment are summarized below:

•
Increased the aggregate amount of the lenders' commitments from $20.0 million to $53.0 million.  The aggregate amount available will be reduced to $50.4 million on November 30, 2010; to $48.8 million on February 28, 2011; to $43.9 million on May 31, 2011; and to $40.0 million on August 31, 2011.

•	Changed the maturity date to September 1, 2011.

•	Required a guaranty from Christopher J. Pappas and Harris J. Pappas, as described below, and a security interest in selected real estate and other Company assets.

•
Increased interest rate margins from a range of 2.75% to 3.50% to a range of 2.75% to 4.50%.  The applicable spread continues to be dependent upon the ratio of the Company's debt to EBITDA at the most recent determination date, as defined in the Credit Agreement.

•	Modified certain financial covenants, including fiscal year 2010 and 2011 quarterly EBITDA requirements.

•	Decreased the basket of permitted additional liens from $20.0 million to $10.0 million.

•
Modified the restriction on capital expenditures.  Prior to the Amendment, the Credit Agreement limited capital expenditures in any subsequent fiscal year to the greater of (1) $15.0 million or (2) the amount of 100% of the preceding fiscal year's EBITDA; plus in either case, all of the unused availability for capital expenditures from the immediately preceding fiscal quarter.  Following the Amendment, the amount of agreed upon capital expenditures for any subsequent fiscal year will be no greater than $15.0 million.

•	Modified certain negative covenants to permit the acquisition described in Item 2.01 below.

•	Management estimates approximately $0.6 million to $0.8 million in related fees and expenses to be incurred associated with the Second Amendment.

Christopher J. Pappas, the Company's President and Chief Executive Officer, and Harris J. Pappas, the Company's Chief Operating Officer, will guaranty the payment of up to $13.0 million of the Company’s indebtedness under the Credit Agreement.  The maximum amount of the guaranty will be reduced to $9.5 million on February 28, 2011 and to $6.0 million on May 31, 2011.

Amendment to Asset Purchase Agreement

The information included in Item 2.01 below regarding the amendment to the Asset Purchase Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 26, 2010, the Company, through its subsidiary, Luby's Fuddruckers Restaurants, LLC ("LFR"), completed the acquisition of substantially all of the assets of Fuddruckers, Inc., Magic Brands, LLC and certain of their affiliates (collectively, "Fuddruckers") for approximately $63.45 million of cash.  LFR also assumed certain of Fuddruckers' obligations, real estate leases and contracts.  Upon the completion of the acquisition, LFR became the owner and operator of 56 Fuddruckers locations, with franchisees currently operating an additional 129 locations and 3 KOO KOO ROO locations.

The acquisition was completed pursuant to the Asset Purchase Agreement, dated as of June 23, 2010, between the Company and Fuddruckers (the "Asset Purchase Agreement"), the terms and conditions of which are described in Item 1.01 of the Company's Current Report on Form 8-K filed June 29, 2010, which description is incorporated herein by reference.  On July 26, 2010, LFR and Fuddruckers amended the Asset Purchase Agreement to, among other things, (1) amend the process set forth in the Asset Purchase Agreement for the payment of utility charges relating to the acquired locations incurred prior to the closing date, (2) provide for the use by Fuddruckers of the corporate office after the closing date, and (3) to provide that the intercompany receivables owing from any of the Seller Parties (as defined in the amendment to the Asset Purchase Agreement) to one or more of the other Seller Parties are not Purchased Assets (as defined in the Asset Purchase Agreement) and that intercompany Liabilities (as defined in the Asset Purchase Agreement) owing from any of the Seller Parties to one or more of the other Seller Parties are not Assumed Liabilities (as defined in the Asset Purchase Agreement).

The Company funded the purchase from cash on hand and borrowings under the Credit Agreement.

Mr. Christopher J. Pappas, President and Chief Executive Officer of the Company, sits on the advisory board of Amegy Bank National Association and previously served on its board of directors.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above regarding the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Financial statements required to be filed by this Item will be filed with the SEC not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

Financial statements required to be filed by this Item will be filed with the SEC not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)      Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1
Asset Purchase Agreement, dated as of June 23, 2010, by and among Luby's, Inc., Fuddruckers, Inc., Magic Brands, LLC, Atlantic Restaurant Ventures, Inc., R. Wes, Inc., Fuddruckers of Howard County, LLC and Fuddruckers of White Marsh, LLC (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on June 29, 2010).

10.2
Amendment to Asset Purchase Agreement, dated as of July 26, 2010, by and among Luby's Fuddruckers Restaurants, LLC, Fuddruckers, Inc., Magic Brands, LLC, Atlantic Restaurant Ventures, Inc., R. Wes, Inc., Fuddruckers of Howard County, LLC and Fuddruckers of White Marsh, LLC.

10.3
Second Amendment to Credit Agreement, dated as of July 26, 2010, among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2010	LUBY'S, INC.

	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Asset Purchase Agreement, dated as of June 23, 2010, by and among Luby's, Inc., Fuddruckers, Inc., Magic Brands, LLC, Atlantic Restaurant Ventures, Inc., R. Wes, Inc., Fuddruckers of Howard County, LLC and Fuddruckers of White Marsh, LLC (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on June 29, 2010).

10.2
Amendment to Asset Purchase Agreement, dated as of July 26, 2010, by and among Luby's Fuddruckers Restaurants, LLC, Fuddruckers, Inc., Magic Brands, LLC, Atlantic Restaurant Ventures, Inc., R. Wes, Inc., Fuddruckers of Howard County, LLC and Fuddruckers of White Marsh, LLC.

10.3
Second Amendment to Credit Agreement, dated as of July 26, 2010, among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent.